SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K




                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event  reported):  August  28,2000  (August 25,
2000)
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                       INNOVATIVE CLINICAL SOLUTIONS, LTD.
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             (Exact name of registrant as specified in its charter)

                                    Delaware

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                 (State or other jurisdiction of incorporation)

     0-27568                                                65-0617076
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 (Commission File Number)                   (IRS Employer Identification Number)

               10 Dorrance Street, Suite 400, Providence, RI 02903
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                    (Address of principal executive offices)

                                 (401) 831-6755
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

Item 3. Bankruptcy or Receivership

     On July 14, 2000, Innovative Clinical Solutions, Ltd (the "Company") announced that it and its wholly owned subsidiaries (collectively, the "Debtors") had filed voluntary petitions for protection under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the District of Delaware (the "Court"). The Debtors' cases had been consolidated for the purpose of joint administration Case Nos. 00-3027 through 00-3091 inclusive). The case had been assigned to Judge Peter J. Walsh. The purpose of the filing was to recapitalize the Company through the conversion of $100 million of 6 3/4% Convertible Subordinated Debentures due 2003 into common stock representing 10% of its common equity pursuant to a joint prepackaged plan of reorganization (the "Prepackage Plan"). Following a hearing held on August 23, 2000 the Court entered an order confirming the Company's Prepackaged Plan. A copy of the Confirmation Order dated August 25, 2000 and a copy of the press release issued by the Company on August 25, 2000 are included as exhibits to this filing and are incorporated herein by reference. The Company expects to implement the Prepackaged Plan and officially emerge from the Chapter 11 process within two weeks.

     Certain statements set forth above, including, but not limited to, statements containing the words "anticipates," "believes," "expects," "intends," "will," "may" and similar words constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on management's current expectations and include known and unknown risks, uncertainties and other factors, many of which the results or performance to differ materially from any future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors detailed from time to time in the Company's filings with the Securities and Exchange Commissions. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.


Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of business acquired.

                  Not Applicable

         (b)      Pro forma financial information

                  Not Applicable

         (c)      Exhibits

         Exhibit 99.1 - Confirmation Order dated August 25, 2000
         Exhibit 99.2 - Press Release dated August 25, 2000

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INNOVATIVE CLINICAL SOLUTIONS, LTD



                                    By:  /s/Gary S. Gillheeney
                                         ---------------------
                                         Gary S. Gillheeney
                                         Chief Financial Officer


Date:  August 28, 2000
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